Exhibit 99.1

Timber Pharmaceuticals to Host Investor Business Briefing: Milestone Achievements and Forward Outlook

Virtual Business Briefing with Q&A to be webcast on December 20, 2022 at 10:30 am ET

BASKING RIDGE, NJ, December 14, 2022 (NEWMEDIA WIRE) - - Timber Pharmaceuticals, Inc. (“Timber” or the “Company”) (NYSE American: TMBR), a biopharmaceutical company focused on the development and commercialization of treatments for rare and orphan dermatologic diseases, today announced it will host a virtual investor Business Briefing with Q&A on December 20, 2022 at 10:30 am ET.

John Koconis, Chairman and Chief Executive Officer of Timber, will discuss the Company’s milestone achievements in 2022, as well as what investors can expect to see in 2023 and beyond.

Mr. Koconis said, “We believe Timber has achieved a number of important milestones in 2022, including TMB-001 receiving FDA Fast Track and Breakthrough Therapy designations, which are designed to expedite the development and review of drugs that treat serious conditions and meet unmet medical needs. TMB-001 (IPEG™ topical isotretinoin) is our lead product and is being developed for the treatment of moderate to severe subtypes of congenital ichthyosis. Congenital ichthyosis (CI) is a rare and serious inherited skin disorder characterized by dry, scaling skin that often is abnormally thick.

“Additionally, Timber received official orphan designation for TMB-001 for the treatment of autosomal recessive congenital ichthyosis (ARCI) from the European Commission, which will provide 10 years of market exclusivity for TMB-001 in the European Union once we receive European product approval.

“TMB-001 is now in late-stage development, with recruitment for our pivotal Phase 3 ASCEND clinical trial progressing to plan. We have begun exploring partnerships and licensing agreements for TMB-001 and we are in ongoing discussions with potential candidates throughout Europe. We look forward to connecting with investors at Timber’s Business Briefing later this month.”

Timber was recently featured on CheckRare, a learning platform dedicated to providing clinical updates and practical information about rare and orphan diseases. Watch here as Alan Mendelsohn, MD, Timber’s Chief Medical Officer, discusses TMB-001’s mechanism of action.

The live and archived webcast of the Company’s Business Briefing will be available at https://us06web.zoom.us/webinar/register/WN_x5301NsoR0SdymR2s5D7bw.

About Timber Pharmaceuticals, Inc.

Timber Pharmaceuticals, Inc. is a biopharmaceutical company focused on the development and commercialization of treatments for rare and orphan dermatologic diseases. The Company’s investigational therapies have proven mechanisms-of-action backed by decades of clinical experience and well-established CMC (chemistry, manufacturing and control) and safety profiles. The Company is initially focused on developing non-systemic treatments for rare dermatologic diseases including congenital ichthyosis (CI) and other sclerotic skin diseases. For more information, visit www.timberpharma.com and follow us on LinkedIn and Twitter at @TimberPharma.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and Private Securities Litigation Reform Act, as amended, including those relating to the Company’s product development, clinical and regulatory timelines, market opportunity, competitive position, intellectual property rights, possible or assumed future results of operations, business strategies, potential growth opportunities and other statements that are predictive in nature. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which we operate and management’s current beliefs and assumptions.

These statements may be identified by the use of forward-looking expressions, including, but not limited to, “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “potential, “predict,” “project,” “should,” “would” and similar expressions and the negatives of those terms. These statements relate to future events or our financial performance and involve known and unknown risks, uncertainties, and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include those set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 as well as other documents filed by the Company from time to time thereafter with the Securities and Exchange Commission. Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this press release. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

For more information, contact:

Timber Pharmaceuticals, Inc.

John Koconis

Chairman and Chief Executive Officer

jkoconis@timberpharma.com

Investor Relations:

Stephanie Prince

PCG Advisory

(646) 863-6341

sprince@pcgadvisory.com

Media Relations:

Adam Daley

Berry & Company Public Relations

(212) 253-8881

adaley@berrypr.com